UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 26, 2008

INTERSTATE BAKERIES CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-11165	43-1470322
(Commission File Number)	(IRS Employer Identification No.)

12 East Armour Boulevard
Kansas City, Missouri	64111
(Address of Principal Executive Offices)	(Zip Code)

(816) 502-4000
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry Into a Material Definitive Agreement.

As previously announced, on September 12, 2008, Interstate Bakeries Corporation (the “Company”), on behalf of itself and its subsidiaries as debtors and debtors-in-possession (collectively, the “Debtors”), entered into an equity commitment letter (together with the exhibits and annexes attached thereto, the “Equity Commitment Letter”) and related agreements with IBC Investors I, LLC (“Investor”), an affiliate of Ripplewood Holdings L.L.C.   The Equity Commitment Letter and related agreements are more fully described in the Current Report on Form 8-K filed by the Company on September 16, 2008.

As contemplated by the Equity Commitment Letter, on September 26, 2008, the Company entered into an investment agreement (the “Investment Agreement”) with Investor pursuant to which Investor agrees to provide $130 million of new capital to the reorganized Company.  The Investment Agreement and the transactions contemplated thereby are subject to specified conditions, including the following: (a) not later than October 20, 2008, the entry of an order by the United States Bankruptcy Court for the Western District of Missouri (the “Bankruptcy Court”) approving the Investment Agreement, (b) not later than September 30, 2008, the entry of an order (the “Fee Order”) by the Bankruptcy Court approving (i) the Equity Commitment Letter and related financing documents, (ii) the revolving loan commitment letter dated September 12, 2008 (the “ABL Facility Commitment Letter”) among  the Company, Interstate Brands Corporation (“Brands”) and General Electric Capital Corporation and related financing documents and (iii) the term loan commitment letter dated September 12, 2008 (the “Term Loan Facility Commitment Letter” and, together with the ABL Facility Commitment Letter, the “Exit Facility Commitment Letters”) among the Company, Brands, Silver Point Finance, LLC and Monarch Master Funding Ltd and related financing documents, (c) not later than September 30, 2008, the filing of a chapter 11 plan of reorganization (the “Plan”) for the Debtors and the filing of a disclosure statement related thereto, (d) not later than November 21, 2008, the entry of an order by the Bankruptcy Court approving the disclosure statement, (e) not later than January 15, 2008, the entry of an order by the Bankruptcy Court confirming the Plan, (f) the availability of the financing contemplated by the Exit Facility Commitment Letters, (g) that the Company obtain agreement to and ratification of changes to its collective bargaining agreements with major unions, (h) the absence of a materially adverse change in the Company’s business, operations, property, condition or prospects and (i) the Company’s compliance with certain minimum liquidity requirements and maximum claim limitations with respect to certain types of claims.  The dates set forth in clauses (a), (b), (c), (d) and (e) above are each subject to an automatic five day extension if the Company has used reasonable, good faith efforts to satisfy the applicable condition prior to such date.  With respect to clause (b), the Company will appear before the Bankruptcy Court on its motion for entry of the Fee Order on October 2, 2008, within the applicable five day extension period.

Simultaneously with the execution of the Investment Agreement, the Company and Ripplewood Partners II, L.P., an affiliate of Investor (“Ripplewood Partners”) executed an equity contribution agreement (the “Equity Contribution Agreement”).  Subject to the terms and conditions of the Equity Contribution Agreement, Ripplewood Partners will make a capital contribution of no more than $130 million to Investor in cash to the extent of the payment obligations due from Investor under the Investment Agreement, including any obligation to pay damages for a breach.

If all of the conditions to each of the foregoing are not satisfied, there can be no assurances that they will be waived or that alternate financing will be available on acceptable terms or at all.

The foregoing descriptions are not intended to be complete and are qualified in their entirety by reference to the copies of the Investment Agreement and Equity Contribution Agreement attached hereto as Exhibits 10.1 and 10.2, respectively, which are hereby incorporated by reference.

Cautionary Statement Regarding Forward-Looking Statements and Other Matters

Some information contained in this Current Report on Form 8-K and the exhibits hereto may be forward-looking statements within the meaning of the federal securities laws. These forward-looking statements are not historical in nature and include statements that reflect, when made, the Company’s views with respect to current events and financial performance. These forward-looking statements can be identified by forward-looking words such as “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “estimate,” “plan,” “could,” “should” and “continue” or similar words. These forward-looking statements may also use different phrases. All such forward-looking statements are and will be subject to numerous risks and uncertainties, many of which are beyond our control that could cause actual results to differ materially from such statements. Factors that could cause actual results to differ materially include, without limitation: the ability of the Company to continue as a going concern; the ability of the Company to obtain approval of the revised plan of organization and related financing agreements and fees from the bankruptcy court on a timely basis; the Company’s ability to obtain ratification from its unionized workforce of the modifications to their collective bargaining agreements contemplated by the revised plan of reorganization; the terms of any reorganization plan ultimately confirmed; the Company’s ability to implement its business plan; the ability of the Company to operate pursuant to the covenants, terms and certifications of its DIP financing facility, as amended and restated; the ability of the Company to obtain court approval with respect to motions in the Chapter 11 proceeding filed by it from time to time; risks associated with third parties seeking and obtaining court approval for the appointment of a Chapter 11 trustee or to convert the Chapter 11 proceeding to a Chapter 7 proceeding; risks associated with cost increases in materials, ingredients, energy and employee wages and benefits; risks associated with the Company’s restructuring activities, including the risks associated with achieving the desired savings; the Company’s ability to successfully reject unfavorable contracts and leases; the duration of the Chapter 11 process; the ability of the Company to obtain and maintain adequate terms with vendors and service providers; the potential adverse impact of the Chapter 11 proceeding on the Company’s liquidity or results of operations; the Company’s ability to operate its business under the restrictions imposed by the Chapter 11 process; the instructions, orders and decisions of the bankruptcy court and other effects of legal and administrative proceedings, settlements, investigations and claims; the significant time that will be required by management to implement the revised plan of reorganization; risks associated with product price increases, including the risk that such actions will not effectively offset inflationary cost pressures and may adversely impact sales of the Company’s products; the effectiveness of the Company’s efforts to hedge its exposure to price increases with respect to various ingredients and energy; the ability of the Company to attract, motivate and/or retain key executives and employees; changes in our relationship with employees and the unions that represent them; successful implementation of information technology improvements; increased costs and uncertainties with respect to a defined benefit pension plan to which we contribute; costs associated with increased contributions to single employer, multiple employer or multi-employer pension plans; the impact of any withdrawal liability arising under the Company’s multi-employer pension plans as a result of prior actions or current consolidations; the effectiveness and adequacy of our information and data systems; changes in general economic and business conditions (including in the bread and sweet goods markets); changes in consumer tastes or eating habits; acceptance of new product offerings by consumers and the Company’s ability to expand existing brands; the performance of the Company’s recent and planned new product introductions, including the success of such new products in achieving and retaining market share; the effectiveness of advertising and marketing spending; any inability to protect and maintain the value of the Company’s intellectual property; future product recalls or food safety concerns; actions of competitors, including pricing policy and promotional spending; bankruptcy filings by customers; costs associated with environmental compliance and remediation; actions of governmental entities, including regulatory requirements; the outcome of legal proceedings to which we are or may become a party; business disruption from terrorist acts, our nation’s response to such acts and acts of war; and other factors.  These statements speak only as of the date hereof, and we disclaim any intention or obligation to update or revise any forward-looking statements to reflect new information, future events or developments or otherwise, except as required by law. We have provided additional information in our filings with the SEC, which readers are encouraged to review, concerning other factors that could cause actual results to differ materially from those indicated in the forward-looking statements.

Similarly, these and other factors, including the terms of any reorganization plan ultimately confirmed, can affect the value of the Company’s various pre-petition liabilities, common stock and/or other equity securities. No assurance can be given as to what values, if any, will be ascribed in the Chapter 11 proceeding to each of these liabilities and/or securities. Accordingly, the Company urges that the appropriate caution be exercised with respect to existing and future investments in any of these liabilities and/or securities.

Item 9.01Financial Statements and Exhibits.

 (d)       Exhibits

Exhibit No.	Description

10.1	Investment Agreement, dated as of September 26, 2008, between Interstate Bakeries Corporation and IBC Investors I, LLC
10.2	Equity Contribution Agreement, dated as of September 26, 2008, between Ripplewood Partners II, L.P. and Interstate Bakeries Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 30, 2008	INTERSTATE BAKERIES
CORPORATION

	By:	/s/ J. Randall Vance
J. Randall Vance
Senior Vice President, Chief
Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Investment Agreement, dated as of September 26, 2008, between Interstate Bakeries Corporation and IBC Investors I, LLC
10.2	Equity Contribution Agreement, dated as of September 26, 2008, between Ripplewood Partners II, L.P. and Interstate Bakeries Corporation